                                                                    EXHIBIT 10.1


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         This Third Amendment to Credit Agreement (this "THIRD AMENDMENT") is executed as of March 19, 2004 (the "EFFECTIVE DATE"), by and among Encore Acquisition Company, a Delaware corporation ("BORROWER"), Encore Operating, L.P., a Texas limited partnership ("OPERATING"), Fleet National Bank, a national banking association, as Administrative Agent ("ADMINISTRATIVE AGENT"), and the financial institutions a party hereto as Banks ("EXECUTING BANKS").

                                   WITNESSETH:

         WHEREAS, Borrower, Operating, Administrative Agent, the other Agents party thereto and Banks are parties to that certain Credit Agreement dated as of June 25, 2002 (as amended by (a) that certain First Amendment to Credit Agreement dated as of October 31, 2002, and (b) that certain Second Amendment to Credit Agreement dated as of October 21, 2003, the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit loan to Borrower; and

         WHEREAS, Borrower and Operating have requested that Banks amend and waive certain terms of the Credit Agreement in certain respects; and

         WHEREAS, subject to the terms and conditions set forth herein, Executing Banks have agreed to Borrower's and Operating's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Operating, Administrative Agent and each Executing Bank hereby agree as follows:

         SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. AMENDMENT TO DEFINITIONS. The definitions of "LOAN PAPERS" and "PERMITTED SUBORDINATE DEBT" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                  "LOAN PAPERS" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Mortgages, each Borrower Pledge Agreement, each Subsidiary Pledge Agreement, each Facility Guaranty, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

                  "PERMITTED SUBORDINATE DEBT" means, collectively, (a) Debt of Borrower resulting from the issue of Borrower's 8.375% Senior Subordinated Notes Due 2012 in an aggregate outstanding principal balance of $150,000,000 (the "Original Issuance"), and which (1) is fully subordinated to the Obligations pursuant to subordination provisions which have been previously approved by Required Banks, and
         (2) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which have not been previously approved by Required Banks, and (b) Debt of Borrower resulting from the issue of Borrower's senior subordinated unsecured notes in an aggregate outstanding principal balance of not greater than $150,000,000 (the "New Issuance"), and which (1) is fully subordinated to the Obligations to the same extent set forth in the Original Issuance, unless otherwise approved by Required Banks, (2) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which are more restrictive on Borrower than those set forth in the Original Issuance, unless otherwise approved by Required Banks, and (3) does not have a coupon rate in excess of, or maturity date prior to, the coupon rate and maturity date, respectively, relative to the Original Issuance.

         SECTION 2. AGREEMENT AND WAIVER. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Executing Banks hereby agree that a Special Mandatory Redemption (as defined in the New Issuance Documents) will not be a Default or Event of Default under Section 10.2 or Section 12.1(f) of the Credit Agreement. The waiver herein granted is a one-time waiver limited in all respects to a Special Mandatory Redemption pursuant to the terms of the New Issuance Documents. Nothing contained herein shall obligate any Bank to grant any waiver of, or consent to the deviation from, any other provision of the Credit Agreement or any other Loan Paper.

         SECTION 3. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Section 1 hereof, and the agreement and waiver contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:

         3.1. NO DEFAULT. No Default or Event of Default shall have occurred which is continuing.

         3.2. ISSUANCE OF PERMITTED SUBORDINATE DEBT. Administrative Agent shall have received, reviewed and approved (in its reasonable discretion) a true and correct copy of each material document, instrument and agreement (the "New Issuance Documents") relating to the New Issuance, together with a certificate from an Authorized Officer of Borrower certifying that (1) such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto, (2) no material right or obligation of any party to any of the New Issuance Documents has been modified, amended or waived, and (3) the New Issuance has been consummated in accordance with the terms set forth in the New Issuance Documents and the proceeds thereof have been received into escrow into accordance with the terms of the New Issuance Documents.

         3.3. OTHER FEES. Borrower shall have paid to Administrative Agent any fees payable to Administrative Agent or any Affiliate of Administrative Agent pursuant to this Third

Amendment and any separate agreement among Borrower, Operating, Administrative Agent or any Affiliate of Administrative Agent in consideration for providing services in connection with the credit facilities provided by the Credit Agreement.

         3.4. OTHER DOCUMENTS. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower and Operating shall have taken such actions, as Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWER AND OPERATING. To induce Executing Banks and Administrative Agent to enter into this Third Amendment, Borrower and Operating hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:

         4.1. REAFFIRM EXISTING REPRESENTATIONS AND WARRANTIES. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct immediately after giving effect to the amendments set forth in Section 1 hereof and the agreement and waiver set forth in Section 2 hereof, or, if such representations and warranties are expressly limited to particular dates, as of such particular dates.

         4.2. DUE AUTHORIZATION: NO CONFLICT. The execution, delivery and performance by Borrower and Operating of this Third Amendment are within Borrower's and Operating's corporate and partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower, Operating or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except Permitted Encumbrances.

         4.3. VALIDITY AND ENFORCEABILITY: EXTENSION OF LIENS. This Third Amendment constitutes the valid and binding obligation of Borrower and Operating enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.4. NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default has occurred which is continuing.

         SECTION 5. MISCELLANEOUS.

         5.1. REAFFIRMATION OF LOAN PAPERS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be modified pursuant hereto.

         5.2. PARTIES IN INTEREST. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3. LEGAL EXPENSES. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

         5.4. COUNTERPARTS. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Borrower, Operating and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

         5.5. COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         5.6. HEADINGS. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

         5.7. EFFECTIVENESS. This Third Amendment shall be effective automatically and without necessity of any further action by Borrower, Operating, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Operating and Required Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.


                           [Signature pages to follow]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


BORROWER:

ENCORE ACQUISITION COMPANY,
a Delaware corporation

By:    /s/ RANI M. WAINWRIGHT
       -----------------------
Name:  Rani M. Wainwright
       -----------------------
Title: Assistant Treasurer
       -----------------------

OPERATING:

ENCORE OPERATING, L.P.,
a Texas limited partnership

By:    EAP Operating, Inc.,
       a Delaware corporation,
       its sole general partner

       By:    /s/ RANI M. WAINWRIGHT
              -----------------------
       Name:  Rani M. Wainwright
              -----------------------
       Title: Assistant Treasurer
              -----------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
a Administrative Agent:

By:    /s/ JEFFERY H. RATHKAMP
       ------------------------
       Jeffery H. Rathkamp,
       Director

BANK:

FLEET NATIONAL BANK,
as a Bank

By:    /s/ JEFFERY H. RATHKAMP
       -------------------------
       Jeffery H. Rathkamp,
       Director




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


BANK:

WACHOVIA BANK, N.A.


By:    /s/ DAVID HUMPHREYS
       -------------------------
Name:  David Humphreys
       -------------------------
Title: Director
       -------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


BANK:

FORTIS CAPITAL CORP.

By:    /s/ ILLEGIBLE
       ------------------------
Name:  ILLEGIBLE
       ------------------------
Title: ILLEGIBLE
       -----------------------


By:    /s/ ILLEGIBLE
       ------------------------
Name:  ILLEGIBLE
       ------------------------
Title: Senior Vice President
       -----------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


BANK:

BNP PARIBAS

By:    /s/ DAVID DODD
       ------------------------
Name:  David Dodd
       ------------------------
Title: Director
       -----------------------


By:    /s/ POLLY SCHOTT
       ------------------------
Name:  Polly Schott
       ------------------------
Title: Vice President
       -----------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


BANK:

THE FROST NATIONAL BANK

By:    /s/ JOHN S. WARREN
       ------------------------
Name:  John S. Warren
       ------------------------
Title: Senior Vice President
       -----------------------






                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


BANK:


CREDIT SUISSE FIRST BOSTON,
CAYMAN ISLANDS BRANCH


By:
       ------------------------
Name:
       ------------------------
Title:
       -----------------------


By:
       ------------------------
Name:
       ------------------------
Title:
       -----------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                           ENCORE ACQUISITION COMPANY,
                             ENCORE OPERATING, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


BANK:

COMERICA BANK

By:    /s/ V. MARK FUQUA
       ------------------------------------
Name:  V. Mark Fuqua
       ------------------------------------
Title: Senior Vice President-Texas Division
       ------------------------------------




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                          ENCORE ACQUISITION COMPANY,
                            ENCORE OPERATING, L.P.,
                 FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK:

UNION BANK OF CALIFORNIA, N.A.

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                          ENCORE ACQUISITION COMPANY,
                            ENCORE OPERATING, L.P.,
                 FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK:

CREDIT LYONNAIS NEW YORK BRANCH

By: /s/ OLIVIER AUDEMARD
   -------------------------------
Name: Olivier Audemard
     -----------------------------
Title: Senior Vice President
      ----------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                          ENCORE ACQUISITION COMPANY,
                            ENCORE OPERATING, L.P.,
                 FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK:

COMPASS BANK

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                          ENCORE ACQUISITION COMPANY,
                            ENCORE OPERATING, L.P.,
                 FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK:

SUNTRUST BANK

By: /s/ JAMES M. WARREN
   -------------------------------
Name: JAMES M. WARREN
     -----------------------------
Title: DIRECTOR
      ----------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                          ENCORE ACQUISITION COMPANY,
                            ENCORE OPERATING, L.P.,
                 FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK:

RZB FINANCE LLC

By: /s/ ASTRID WILKE
   -------------------------------
Name: ASTRID WILKE
     -----------------------------
Title: VICE PRESIDENT
      ----------------------------


By: /s/ JUAN M. CSILLAGI
   -------------------------------
Name: JUAN M. CSILLAGI
     -----------------------------
Title: GROUP VICE PRESIDENT
      ----------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                          ENCORE ACQUISITION COMPANY,
                            ENCORE OPERATING, L.P.,
                 FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK:

BANK OF SCOTLAND

By: /s/ JOSEPH FRATUS
   -------------------------------
Name: JOSEPH FRATUS
     -----------------------------
Title: FIRST VICE PRESIDENT
      ----------------------------



                                [Signature Page]